UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2013

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6410 Long Drive, Houston, TX	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2013, the Board of Directors of American Electric Technologies, Inc. (the “Company”) appointed Edward L. Kuntz a director and a member of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee as of September 15, 2013. Mr. Kuntz will participate in the standard non-employee director compensation program which is described in the Company’s proxy statement for its 2013 Annual Meeting filed with SEC on March 28, 2013.

On September 16, 2013, the Company issued a press release announcing the appointment of Mr. Kuntz to the Board of Directors. A copy of press release is filed with this Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit

99.1	News release dated September 16, 2013 issued by American Electric Technologies, Inc. announcing the appointment of Edward L. Kuntz as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: September 19, 2013	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release dated September 16, 2013 issued by American Electric Technologies, Inc. announcing the appointment of Edward L. Kuntz as a member of the Board of Directors.